UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

1100 Winter Street Waltham, Massachusetts 02451 (Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 5, 2024, AlloVir, Inc. (the “Company”) entered into a Termination of Sublease Agreement (the “Sublease Termination Agreement”) with AMAG Pharmaceuticals, Inc., a Delaware corporation (the “Tenant”), in connection with the termination (the “Lease Termination”) of the Sublease Agreement, dated September 8, 2021, by and between the Company, as subtenant, and the Tenant (the “Sublease Agreement”), for the premises located at 1100 Winter Street, Waltham, Massachusetts, 02451 (the “Premises”). Pursuant to the Sublease Termination Agreement, the Company and the Tenant agreed to terminate the Sublease Agreement, effective as of 5:00 p.m. Eastern Time on June 30, 2024 (the “Effective Termination Date”), subject to the approval of BP Bay Colony LLC, the landlord of the Premises, which was received June 5, 2024, and other terms and conditions therein. The Sublease Termination Agreement provides that the Company shall surrender the Premises on or prior to the Effective Termination Date and shall have no further rent obligations after the Effective Termination Date.

As consideration for the Tenant’s agreement to terminate the Sublease Agreement as of the Effective Termination Date, the Company agreed to pay the Tenant a lease termination fee (the “Lease Termination Fee”) of $5,700,000. The Lease Termination Fee shall be due on or about the date of the Sublease Termination Agreement.

The foregoing descriptions of the Sublease Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Sublease Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Sublease Termination Agreement, dated June 5, 2024, by and between AlloVir, Inc. and AMAG Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: June 11, 2024	By:	/s/ Edward Miller
	Name:	Edward Miller
	Title:	General Counsel